SIGNIFICANT ACCOUNTING POLICIES (Details 5) - Matrix [Member]	12 Months Ended
	Dec. 31, 2015
Expected term	5 years
Dividend yield	0.00%
Expected volatility - Minimum	19.00%
Expected volatility - Maximum	22.00%
Risk-free interest rate - Minimum	0.08%	[1]
Risk-free interest rate - Maximum	1.31%	[1]
Expected exercise factor	1.3	[2]

[1]	The risk-free interest rate is based on the yield from Nominal Israeli Government bonds (“Shachar”) with an equivalent term to the contractual term of the options.
[2]	The Expected exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. This factor is estimated based on employees' historical option exercise behavior.